Exhibit 99.1

3020 Old Ranch Parkway, Suite 400

Seal Beach, California 90740 USA

562.493.2804   fax: 562.546.0097

www.cleanenergyfuels.com

Clean Energy Reports Gallons Delivered Rose 14% During The First Quarter of 2013

SEAL BEACH, Calif.—(BUSINESS WIRE)— Clean Energy Fuels Corp. (NASDAQ: CLNE) (Clean Energy or the Company) today announced operating results for the first quarter ended March 31, 2013.

Gallons delivered (defined below) for the first quarter of 2013 totaled 49.9 million gallons, up 14% from 43.7 million gallons delivered in the same period a year ago.

Revenue for the first quarter ended March 31, 2013 was $93.0 million, which is up from $73.6 million for the first quarter of 2012.  When comparing periods, note that the Company recognized revenue attributable to the volumetric excise tax credit (VETC) of $26.2 million in the first quarter ended March 31, 2013, but did not recognize any revenue attributable to VETC in the first quarter ended March 31, 2012. The American Taxpayer Relief Act, signed into law on January 2, 2013, reinstated VETC through December 31, 2013 and made it retroactive to January 1, 2012.  The Company recognized $20.8 million of VETC revenue in the first quarter of 2013 attributable to 2012 sales of CNG and LNG.

Andrew J. Littlefair, Clean Energy’s President and Chief Executive Officer, stated “Significant progress has taken place over the last few months in long-haul trucking’s transition to natural gas. The new 12-liter natural gas engines are being delivered to the truck manufacturers, shippers are requesting that their contract carriers make the switch to natural gas, and some of the biggest companies in America, like UPS, are announcing large orders of new natural gas trucks. With the initial stations of our ‘America’s Natural Gas Highway’ in place, we are now ready to start realizing the benefits of this investment.”

Adjusted EBITDA for the first quarter of 2013 was $20.0 million. This compares with adjusted EBITDA of $(2.0) million in the first quarter of 2012.  Adjusted EBITDA is described below and reconciled to the GAAP measure net loss attributable to Clean Energy Fuels Corp.

Non-GAAP earnings per share for the first quarter of 2013 was $0.03, compared with a non-GAAP loss per share for the first quarter of 2012 of $0.16.  Non-GAAP loss per share is described below and reconciled to the GAAP measure net loss attributable to Clean Energy Fuels Corp.

On a GAAP basis, net loss for the first quarter of 2013 was $3.9 million, or $0.04 per share, and included a non-cash loss of $0.5 million related to the accounting treatment that requires Clean Energy to value its Series I warrants and mark them to market, a non-cash charge of $6.2 million related to stock-based compensation, and foreign currency losses of $0.2 million on the Company’s IMW purchase notes.  This compares with a net loss for the first quarter of 2012 of $31.9 million, or $0.37 per share, which included a non-cash loss of $13.5 million related to marking to market the Series I warrants, $4.7 million of non-cash stock-based compensation charges, and foreign currency gains of $0.4 million on the IMW purchase notes.

Non-GAAP Financial Measures

To supplement the Company’s consolidated financial statements, which statements are prepared and presented in accordance with generally accepted accounting principles (GAAP), the Company uses non-GAAP financial measures called non-GAAP earnings per share (non-GAAP EPS or non-GAAP earnings/loss per share) and Adjusted EBITDA. Management has presented non-GAAP EPS and Adjusted EBITDA because it uses these non-GAAP financial measures to assess its operational performance, for financial and operational decision-making, and as a means to evaluate period-to-period comparisons on a consistent basis. Management believes that these non-GAAP financial measures provide meaningful supplemental information regarding the Company’s performance by excluding certain non-cash or non-recurring expenses that are not directly attributable to its core operating results. In addition, management believes these non-GAAP financial measures are useful to investors because: (1) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision making; (2) they exclude the impact of non-cash or, when specified, non-recurring items that are not directly attributable to the Company’s core operating performance and that may obscure trends in the core operating performance of the business; and (3) they are used by institutional investors and the analyst community to help them analyze the results of Clean Energy’s business. In future quarters, the Company may make adjustments for other non-recurring significant expenditures or significant non-cash charges in order to present non-GAAP financial measures that are indicative of the Company’s core operating performance.

Non-GAAP financial measures have limitations as an analytical tool and should not be considered in isolation from, or as a substitute for, the Company’s GAAP results. The Company expects to continue reporting non-GAAP financial measures, adjusting for the items described below, and the Company expects to continue to incur expenses similar to the non-cash, non-GAAP adjustments described below. Accordingly, unless otherwise stated, the exclusion of these and other similar items in the presentation of non-cash, non-GAAP financial measures should not be construed as an inference that these costs are unusual, infrequent or non-recurring. Non-GAAP EPS and Adjusted EBITDA are not recognized terms under GAAP and do not purport to be an alternative to GAAP earnings/loss per share or operating income (loss) as an indicator of operating performance or any other GAAP measure. Moreover, because not all companies use identical measures and calculations, the presentation of non-GAAP EPS or Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. These limitations are compensated for by management by using non-GAAP EPS and Adjusted EBITDA in conjunction with traditional GAAP operating performance and cash flow measures.

Non-GAAP EPS

Non-GAAP EPS is defined as net income (loss) attributed to Clean Energy, plus stock-based compensation charges, net of related tax benefits, plus or minus any mark-to-market losses or gains on the Company’s Series I warrants, and plus or minus the foreign currency losses or gains on the Company’s purchase notes issued as part of the acquisition of IMW, the total of which is divided by the Company’s weighted average shares outstanding on a diluted basis. The Company’s management believes that excluding non-cash charges related to stock-based compensation provides useful information to investors because of varying available valuation methodologies, the volatility of the expense (which depends on market forces outside of management’s control), and the subjectivity of the assumptions and the variety of award types that a company can use under the relevant accounting guidance may obscure trends in the Company’s core operating performance. Similarly, the Company’s management believes that excluding the non-cash, mark-to-market losses or gains on the Company’s Series I warrants is useful to investors because the valuation of the Series I warrants is based on a number of subjective assumptions, the amount of the loss or gain is derived from market forces outside management’s control, and it enables investors to compare our performance with other companies that have different capital structures. The Company’s management believes that excluding the foreign currency gains and losses on the notes it issued to purchase IMW provides useful information to investors as the amounts are based on market conditions outside of management’s control and the amounts relate to financing the acquisition of the business as opposed to the core operations of the Company.

The table below shows non-GAAP EPS and also reconciles these figures to the GAAP measure net loss attributable to Clean Energy Fuels Corp.:

	Three Months Ended March 31,
(in 000s, except per-share amounts)	2012	2013
Net Loss Attributable to Clean Energy Fuels Corp.	$(31,905)	$(3,871)
Stock Based Compensation, Net of Tax Benefits	4,680	6,212
Mark-to-Market Loss on Series I Warrants	13,506	466
Foreign Currency (Gain) Loss on IMW Purchase Notes	(402)	192
Adjusted Net (Loss) Income	(14,121)	2,999
Diluted Weighted Average Common Shares Outstanding	85,677,090	93,132,454
Non-GAAP (Loss) Earnings Per Share*	$(0.16)	$0.03

*The outstanding share number used for the 2013 calculation is the fully diluted share number as shown on the condensed consolidated statement of operations even though the March 31, 2013 Non-GAAP per-share amount is positive.

Adjusted EBITDA

Adjusted EBITDA is defined as net income (loss) attributable to Clean Energy, plus or minus income tax expense or benefit, plus or minus interest expense or income, net, plus depreciation and amortization expense, plus or minus the foreign currency losses or gains on the Company’s notes issued as part of its acquisition of IMW, plus stock-based compensation charges, net of related tax benefits, and plus or minus any mark-to-market losses or gains on the Company’s Series I warrants. The Company’s management believes that Adjusted EBITDA provides useful information to investors for the same reasons discussed above for Non-GAAP EPS. In addition, management internally uses Adjusted EBITDA to determine elements of executive and employee compensation.

The table below shows Adjusted EBITDA and also reconciles these figures to the GAAP measure net loss attributable to Clean Energy Fuels Corp.:

	Three Months Ended March 31,
(in 000s)	2012	2013
Net Loss Attributable to Clean Energy Fuels Corp.	$(31,905)	$(3,871)
Income Tax Expense	246	1,805
Interest Expense, Net	3,702	5,071
Depreciation and Amortization	8,144	10,158
Foreign Currency (Gain) Loss on IMW Purchase Notes	(402)	192
Stock Based Compensation, Net of Tax Benefits	4,680	6,212
Mark-to-Market Loss on Series I Warrants	13,506	466
Adjusted EBITDA	$(2,029)	$20,033

Gallons Delivered

The Company defines “gallons delivered” as its compressed natural gas (CNG), liquefied natural gas (LNG), renewable natural gas (RNG) and the gallons associated with providing operations and maintenance services delivered to its customers during the period.

Today’s Conference Call

The Company will host an investor conference call today at 4:30 p.m. Eastern time (1:30 p.m. Pacific).  Investors interested in participating in the live call can dial 1.877.407.4018 from the U.S. and international callers can dial 1.201.689.8471.  A telephone replay will be available approximately two hours after the call concludes, through Saturday, June 8, 2013, which can be reached by dialing 1.877.870.5176 from the U.S., or 1.858.384.5517 from international locations, and entering Replay Pin Number 413599.  There also will be a simultaneous, live webcast available on the Investor Relations section of the Company’s web site at www.cleanenergyfuels.com, which will be available for replay for 30 days.

About Clean Energy Fuels

Clean Energy Fuels Corp. (Nasdaq: CLNE) is the largest provider of natural gas fuel for transportation in North America. We build and operate compressed natural gas (CNG) and liquefied natural gas (LNG) fueling stations; manufacture CNG and LNG equipment and technologies for ourselves and other companies; convert taxis, vans, pick-up trucks and shuttle buses to natural gas; and develop renewable natural gas (RNG) production facilities. For more information, visit www.cleanenergyfuels.com.

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that involve risks, uncertainties and assumptions, such as statements regarding America’s Natural Gas Highway, the transition of the heavy-duty trucking industry to natural gas, broad market acceptance of natural gas as a vehicle fuel, future growth and sales opportunities in all of the Company’s markets, which include trucking, refuse, airport, taxi and transit, the timeliness and availability of natural gas engines and natural gas heavy-duty trucks, the recognition of revenue attributable to the VETC, and the recognition of certain expenses in the future.  Actual results and the timing of events could differ materially from those anticipated in these forward-looking statements as a result of several factors including, but not limited to, changes in the prices of natural gas relative to gasoline and diesel, the Company’s failure to recognize the anticipated benefits of building America’s Natural Gas Highway, the availability and deployment of, as well as the demand for, natural gas engines that are well-suited for the U.S. long-haul, heavy-duty truck market, future availability of equity or debt financing needed to fund the growth of the Company’s business, the Company’s ability to source and supply sufficient LNG to meet the needs of its business, the Company’s ability to effectively manage its current LNG plants and the construction of new LNG plants, the Company’s ability to efficiently manage its growth and retain and hire key personnel, the acceptance of natural gas vehicles in the Company’s markets, the availability of natural gas vehicles, relaxation or waiver of fuel emission standards, the Company’s ability to capture a substantial share of the anticipated growth in the market for natural gas fuel and otherwise compete successfully, the Company’s failure to manage risks and uncertainties related its international operations, construction and permitting delays at station construction projects, the Company’s ability to integrate acquisitions, the availability of tax and related government incentives for natural gas fueling and vehicles, compliance with governmental regulations and the Company’s ability to manage and grow its RNG business.  The forward-looking statements made herein speak only as of the date of this press release and the Company undertakes no obligation to update publicly such forward-looking statements to reflect subsequent events or circumstances, except as otherwise required by law. Additionally, the Company’s Form 10-Q filed on May 8, 2013 with the SEC (www.sec.gov), contains risk factors that may cause actual results to differ materially from the forward-looking statements contained in this press release.

Investor Contact:

Tony Kritzer
Director of Investor Communications
562.936.7120

News Media Contact:

Gary Foster

Senior Vice President, Corporate Communications

562.936.7180

Clean Energy Fuels Corp. and Subsidiaries

Condensed Consolidated Balance Sheets

December 31, 2012 and March 31, 2013

(Unaudited)

(In thousands, except share data)

	December 31, 2012	March 31, 2013
Assets
Current assets:
Cash and cash equivalents	$108,522	$82,572
Restricted cash	8,445	9,507
Short-term investments	38,175	37,966
Accounts receivable, net of allowance for doubtful accounts of $905 and $818 as of December 31, 2012 and March 31, 2013, respectively	57,594	47,359
Other receivables	17,808	45,425
Inventory, net	38,152	44,218
Prepaid expenses and other current assets	16,002	17,870
Total current assets	284,698	284,917
Land, property and equipment, net	428,177	438,408
Restricted cash	13,208	1,435
Notes receivable and other long-term assets	71,389	69,951
Investments in other entities	2,581	—
Goodwill	75,865	74,884
Intangible assets, net	99,282	95,275
Total assets	$975,200	$964,870
Liabilities and Stockholders’ Equity
Current liabilities:
Current portion of long-term debt and capital lease obligations	$30,389	$28,851
Accounts payable	39,216	21,988
Accrued liabilities	30,794	41,188
Deferred revenue	13,521	13,907
Total current liabilities	113,920	105,934
Long-term debt and capital lease obligations, less current portion	300,636	286,091
Other long-term liabilities	14,014	14,534
Total liabilities	428,570	406,559
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.0001 par value. Authorized 1,000,000 shares; issued and outstanding no shares	—	—
Common stock, $0.0001 par value. Authorized 149,000,000 shares; issued and outstanding 87,634,478 shares and 88,511,691 shares at December 31, 2012 and March 31, 2013, respectively	9	9
Additional paid-in capital	837,367	855,287
Accumulated deficit	(300,814)	(304,685)
Accumulated other comprehensive income	6,151	3,747
Total Clean Energy Fuels Corp. stockholders’ equity	542,713	554,358
Noncontrolling interest in subsidiary	3,917	3,953
Total stockholders’ equity	546,630	558,311
Total liabilities and stockholders’ equity	$975,200	$964,870

Clean Energy Fuels Corp. and Subsidiaries

Condensed Consolidated Statements of Operations

For the Three Months Ended March 31, 2012 and 2013

(Unaudited)

(In thousands, except share and per share data)

	Three Months Ended March 31,
	2012	2013
Revenue:
Product revenues	$65,776	$83,483
Service revenues	7,858	9,560
Total revenues	73,634	93,043
Operating expenses:
Cost of sales:
Product cost of sales	51,902	46,814
Service cost of sales	3,984	3,927
Derivative losses:
Series I warrant valuation	13,506	466
Selling, general and administrative	24,850	32,876
Depreciation and amortization	8,144	10,158
Total operating expenses	102,386	94,241
Operating loss	(28,752)	(1,198)
Interest expense, net	(3,702)	(5,071)
Other income (expense), net	841	(390)
Income (loss) from equity method investment	91	(76)
Gain from sale of equity method investment	—	4,705
Loss before income taxes	(31,522)	(2,030)
Income tax expense	(246)	(1,805)
Net loss	(31,768)	(3,835)
Income of noncontrolling interest	(137)	(36)
Net loss attributable to Clean Energy Fuels Corp.	$(31,905)	$(3,871)
Loss per share attributable to Clean Energy Fuels Corp.:
Basic	$(0.37)	$(0.04)
Diluted	$(0.37)	$(0.04)
Weighted-average common shares outstanding:
Basic	85,677,090	93,132,454
Diluted	85,677,090	93,132,454

Included in net loss are the following amounts (in millions):

	Three Months Ended March 31,
	2012	2013
Construction Revenues	15.1	2.9
Construction Cost of Sales	(14.3)	(2.7)
Fuel Tax Credits	—	26.2
Stock-based Compensation Expense, Net of Tax Benefits	(4.7)	(6.2)